UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04998

T. Rowe Price Spectrum Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Spectrum Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global stocks rallied in 2012 after central banks in Europe and the U.S. took forceful action to shore up economies in the face of weakening global growth. After retreating for most of the spring, world stock markets rallied after central banks in Europe and the U.S. separately announced highly accommodative monetary policies. Bond markets advanced as global growth concerns drove demand for more conservative assets in the year’s first half, but higher-risk credits outperformed for the year as central bank measures over the summer lifted investors’ risk appetite. The Spectrum Growth, Income, and International Funds each posted double-digit returns in 2012 and widely outpaced their respective benchmarks.

MARKET ENVIRONMENT

Investor sentiment brightened considerably over the past six months. In contrast to our last report in July, when investors fretted about a possible eurozone collapse and the sputtering U.S. recovery, risk appetite improved after central banks in Europe and the U.S. announced unprecedented accommodative monetary policies. First, European Central Bank (ECB) President Mario Draghi pledged in July to do “whatever it takes” to save the euro, which he followed on September 6 with a conditional plan allowing the ECB to make unlimited purchases of short-term bonds issued by troubled euro members. The following week, the Federal Reserve announced a third round of quantitative easing, its latest monetary stimulus otherwise known as QE3. Both central bank plans reassured investors that policymakers would act decisively to shore up fragile economies. Global stock markets rallied and benchmark lending rates fell shortly after both announcements.

The S&P 500 Index rose to its highest level since December 2007 on September 14, when the Fed announced QE3. However, U.S. stocks fell after the November election results raised worries that a political impasse between the Obama administration and a divided Congress would tip the country over the fiscal cliff of steep tax hikes and spending cuts set to begin in January. Despite these worries, U.S. stocks clawed higher from mid-November for the rest of the year as optimism rose that both sides would reach a deal. The S&P 500 rose 16% for the year. Overseas, most developed stock markets in Europe and Asia rallied in the double-digit range, though some peripheral countries like Greece, Portugal, and Spain produced more modest returns as they struggled with austerity measures. Emerging markets stocks outpaced developed markets as risk appetite improved, though economic growth in the big markets of China, Brazil, and India slowed markedly in 2012.

U.S. bonds rose, led by higher-risk sectors. Europe’s debt crisis and a patchy U.S. recovery sustained demand for the relative safety of U.S. government debt early in the period. Long-term Treasury yields sank to all-time lows over the summer but moved higher later in the year as risk aversion abated. The yield on the 10-year Treasury—a benchmark for long-term borrowing costs—touched a record intraday low of 1.38% in late July but rose to 1.78% by the end of December.

Despite worries about the fragile global economy, accommodative central bank policies and demand for yield in a low interest rate environment spurred investors to rotate into riskier fixed income assets. Shortly after the Fed’s announcement of QE3—in which the Fed said it would buy $40 billion of agency mortgage-backed securities (MBS) each month until the job market improved—MBS yields tumbled, briefly driving prices to all-time highs. As was the case with previous periods of quantitative easing, investors were compelled to seek higher-yielding alternatives. This soaring demand for yield drove bond prices sharply higher in most sectors, particularly credit-sensitive ones. Yields across non-Treasury sectors—including investment-grade and high yield corporate bonds, MBS, and asset-backed securities—fell to record lows in the fall as yield-hungry investors piled into higher-risk credits. Against this backdrop, emerging markets bonds fared particularly well—reflecting not only their favorable long-term growth prospects but also investors’ increased risk appetite.

SPECTRUM GROWTH FUND

The Spectrum Growth Fund returned 18.13% for the 12 months ended December 31, 2012, exceeding the Russell 3000 Index and its peer group, the Lipper Multi-Cap Core Funds Index. All of the underlying funds posted positive absolute returns and most of them exceeded their respective style-specific benchmarks, with particularly strong relative performance from those invested in U.S. large-cap stocks. The fund’s investments in non-U.S. stocks through the International Stock and Emerging Markets Stock Funds were favorable contributors to performance. However, the fund’s allocation to the Real Assets Fund weighed on relative returns. The Real Assets Fund invests in companies that own or whose sales or profits are related to assets with physical properties such as energy and natural resources, real estate, basic materials, equipment, utilities, infrastructure, and commodities. Energy and materials weighed on returns for the year amid concerns over slowing global growth, although real estate-related holdings performed well due to investor demand for dividend-paying stocks.

The Spectrum Growth Fund invests in a range of underlying funds that focus on domestic stocks across the capitalization scale, international stocks in developed and emerging markets, and growth and value stocks. Our current positioning is neutral between domestic and non-U.S. stocks. U.S. corporate balance sheets are healthy despite slowing earnings and revenue growth, and stocks are attractively valued relative to their historical levels. For valuation reasons, we are underweight to small-cap stocks in favor of large-caps and prefer growth stocks over value. We are also underweight to real assets as prospects for muted global growth weigh on energy and materials prices.

Outside the U.S., we believe that weaker growth prospects in Europe are balanced by higher growth expectations in emerging markets, which are generally stabilizing after weaker growth for much of 2012. We continue to favor emerging markets over developed markets but in recent months have reduced our overweight to emerging markets stocks due to our muted global growth outlook. China appears to have recovered from a brief but sharp slowdown starting last spring, although we do not anticipate a return to previous double-digit growth rates. Weak global growth will challenge China and other export-driven economies in the near term. Still, emerging markets generally carry far less debt and have fewer fiscal headwinds impeding their growth prospects compared with developed markets.

This year, we completed a strategic reallocation (initiated in 2011) that increased the fund’s international equity exposure from about 20% to 30% of the total equity allocation. International developed and emerging markets equities are growing as a percentage of the global equity market and now represent nearly 60% of world market capitalization. These areas often include countries that enjoy higher gross domestic product growth rates than the U.S. and companies with stronger long-term earnings growth potential or more favorable valuations, offering attractive investment opportunities that complement U.S. investments. We reduced the portfolio’s domestic equity exposure proportionally to ensure that it maintains an appropriate overall balance between stocks and bonds.

SPECTRUM INCOME FUND

The Spectrum Income Fund returned 10.16% for the year ended December 31, 2012, easily outpacing the Barclays U.S. Aggregate Bond Index but trailing its peer group, the Lipper Multi-Sector Income Funds Average. The fund’s diversification into sectors that are not included in the index aided relative performance over the period. Specifically, investments in high yield bonds, emerging markets debt, and dividend-paying stocks drove outperformance against the Barclays index, which represents the broad U.S. investment-grade bond market. Most of the fund’s underlying portfolios exceeded their respective style-specific benchmarks, which also helped relative returns. Our decision to overweight stocks helped results as stocks outperformed bonds last year, as did our decision to overweight emerging markets and high yield bonds—both of which ranked among the fund’s strongest-performing sectors.

Allocations to diversifying sectors such as dividend-paying stocks, high yield bonds, and non-U.S. debt are key features of the Spectrum Income Fund’s design and have contributed to its outperformance against the Barclays index over the past 10 years, as seen in the Growth of $10,000 chart on page 14. We continue to favor high yield over investment-grade bonds but have reduced our overweight to high yield in recent months as valuations have reached relatively expensive levels. High yield bonds rallied sharply over the past year, driving their yields to near record lows. Additionally, some recent high yield deals have offered bond investors fewer protections than usual—a sign that weaker companies are taking advantage of investors’ appetite for yield. Despite these developments, high yield bonds remain attractive relative to other sectors in the prevailing low-yield environment, particularly given prospects for a slowly improving economy. We also favor emerging markets over U.S. investment-grade bonds. Notwithstanding recent slowdowns in China and Brazil, emerging markets continue to enjoy faster economic growth rates, higher interest rates, lower debt levels, and stronger fiscal balances than most developed countries.

SPECTRUM INTERNATIONAL FUND

The Spectrum International Fund returned 19.29% for the year ended December 31, 2012, exceeding its benchmark, the MSCI All Country World Index ex USA, as well as the Lipper International Multi-Cap Growth Funds Average.

The International Stock and European Stock Funds both contributed significantly to absolute and relative returns. Each of these underlying funds outperformed their respective benchmarks over the year. The fund’s underlying investments in emerging markets also helped performance. Both the New Asia and Latin America Funds, which invest in developing markets in the Asia-Pacific and Latin America regions, exceeded their respective benchmarks over the period.

Although we moderated our allocation to emerging markets stocks over the past year, we continue to believe that emerging markets stocks have stronger long-term growth potential over developed markets. While economic growth has slowed in the bigger emerging markets of China, India, and Brazil over the past year, emerging markets are less restrained by the formidable debt and fiscal challenges facing the U.S. and Europe. Most emerging markets are experiencing faster private sector growth than many advanced economies, aided by a growing middle class, increased real wages, and rising domestic consumption. We believe these trends will continue to sustain strong growth in the developing world over an intermediate to longer time horizon.

OUTLOOK

Our global growth expectations are modest for the next several quarters. We expect the U.S. economy to continue along a course of low growth in an environment of abundant policy uncertainties and weakness abroad. Positive factors include recent improvements in the U.S. job and housing markets, although income growth remains modest. However, uncertainty stemming from the nation’s unsolved fiscal problems continues to weigh on investor sentiment, as U.S. lawmakers still have to address spending cuts and an agreement to raise the nation’s debt ceiling in the coming months. As the fiscal outlook in the U.S. becomes more settled, we believe investors will refocus on the economy’s improving fundamentals, which should be supportive of domestic stocks. Outside the U.S., the global economy is showing some signs of improvement, with stronger economic data out of China and greater stability in European financial markets. While the risks in these regions appear less negatively skewed entering 2013, progress in China’s transformation to a more consumption-based economy and Europe’s ability to stay united on a path toward fiscal reform still pose potential challenges to our near-term global growth outlook.

Notwithstanding these risks, U.S. corporate balance sheets and profit margins remain healthy. Even after the past year’s rally, stocks are attractively valued by many measures and offer dividend yields that are generally competitive with bond yields. We believe that near-term uncertainty and an uneven growth outlook underscore the value of the Spectrum Funds’ diversified holdings and investment approach.

Thank you for investing with T. Rowe Price.

Charles M. Shriver
Portfolio manager, Spectrum Growth, Spectrum Income, and Spectrum International Funds

January 22, 2013

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks investment-grade corporate and government bonds.

J.P. Morgan Non-U.S. Dollar Government Bond Index: An unmanaged index that tracks the performance of major non-U.S. bond markets.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI All Country World Index ex USA: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

MSCI Emerging Markets Index: An unmanaged index that tracks stocks in 26 emerging market countries.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 U.S. primarily large-cap companies.

Weighted average effective duration (years): A measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

## Largest Holdings

(Of the combined underlying funds at 12/31/12)

| Spectrum Growth Fund | Percent of Net Assets 12/31/12 |
|---|---|
| Apple | 2.7% |
| Google | 1.5 |
| Amazon.com | 1.3 |
| J.P. Morgan Chase | 0.9 |
| MasterCard | 0.9 |
| Pfizer | 0.8 |
| Priceline.com | 0.8 |
| Danaher | 0.8 |
| Royal Dutch Shell | 0.7 |
| Qualcomm | 0.7 |
| Total | 11.1% |

## Largest Holdings

(Of the combined underlying funds at 12/31/12)

| Spectrum International Fund | Percent of Net Assets 12/31/12 |
|---|---|
| Samsung Electronics | 1.6% |
| Royal Dutch Shell | 1.6 |
| GlaxoSmithKline | 1.2 |
| Novartis | 1.1 |
| AIA Group | 1.0 |
| Sanofi | 1.0 |
| Standard Chartered | 1.0 |
| Nestle | 0.9 |
| Rolls-Royce | 0.9 |
| Eni | 0.9 |
| Total | 11.2% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

## TARGET ALLOCATIONS FOR UNDERLYING FUNDS

| Spectrum Growth Fund | Minimum–Maximum | Target at 6/30/12 | Target at 12/31/12 |
|---|---|---|---|
| Blue Chip Growth Fund | 5–25% | 15.14% | 14.86% |
| Emerging Markets Stock Fund | 0–10 | 5.04 | 4.61 |
| Equity Income Fund | 5–25 | 13.88 | 13.61 |
| Growth Stock Fund | 5–25 | 15.15 | 14.88 |
| International Growth & Income Fund | 0–20 | 10.76 | 11.64 |
| International Stock Fund | 0–20 | 12.18 | 12.54 |
| Mid-Cap Growth Fund | 0–15 | 3.15 | 3.09 |
| Mid-Cap Value Fund | 0–15 | 3.03 | 2.97 |
| New Horizons Fund | 0–15 | 2.19 | 2.14 |
| Real Assets Fund | 0–10 | 3.50 | 4.00 |
| Small-Cap Value Fund | 0–15 | 2.10 | 2.05 |
| Summit Cash Reserves Fund | 0–25 | – | – |
| Value Fund | 5–25 | 13.88 | 13.61 |
| **Spectrum Income Fund** | | | |
| Corporate Income Fund | 0–10% | 4.00% | 4.00% |
| Emerging Markets Bond Fund | 0–20 | 9.00 | 9.75 |
| Equity Income Fund | 5–25 | 14.00 | 13.50 |
| GNMA Fund | 5–20 | 9.50 | 9.00 |
| High Yield Fund | 10–25 | 21.00 | 18.00 |
| International Bond Fund | 0–20 | 10.50 | 11.50 |
| New Income Fund | 10–30 | 20.90 | 22.65 |
| Short-Term Bond Fund | 0–15 | 8.10 | 8.60 |
| Summit Cash Reserves Fund | 0–25 | – | – |
| U.S. Treasury Long-Term Fund | 0–15 | 3.00 | 3.00 |
| **Spectrum International Fund** | | | |
| Africa & Middle East Fund | 0–15% | 0.51% | 0.49% |
| Emerging Europe Fund | 0–15 | 1.03 | 1.04 |
| Emerging Markets Bond Fund | 0–15 | – | – |
| Emerging Markets Stock Fund | 0–20 | 7.92 | 6.07 |
| European Stock Fund | 0–30 | 20.71 | 20.97 |
| International Bond Fund | 0–20 | – | – |
| International Discovery Fund | 0–20 | 2.95 | 2.92 |
| International Growth & Income Fund | 0–35 | 22.25 | 24.02 |
| International Stock Fund | 0–55 | 25.88 | 25.77 |
| Japan Fund | 0–30 | 4.24 | 4.07 |
| Latin America Fund | 0–15 | 1.94 | 1.90 |
| New Asia Fund | 0–20 | 12.57 | 12.75 |
| Summit Cash Reserves Fund | 0–25 | – | – |

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Growth Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum Income Fund

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Spectrum International Fund

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Spectrum Fund, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. Spectrum Growth Fund, Spectrum Income Fund, and Spectrum International Fund (collectively, the Spectrum Funds) are three portfolios established by the corporation. Spectrum Growth and Spectrum Income commenced operations on June 29, 1990, and Spectrum International commenced operations on December 31, 1996.

Each Spectrum Fund diversifies its assets within set limits among specific underlying T. Rowe Price funds (underlying Price funds). Spectrum Growth seeks long-term capital appreciation and growth of income with current income a secondary objective. Spectrum Income seeks a high level of current income with moderate share price fluctuation. Spectrum International seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately received upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income is recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by Spectrum Income daily and paid monthly. Income distributions are declared and paid by Spectrum Growth and Spectrum International annually. Capital gain distributions, if any, generally are declared and paid by each fund annually.

Redemption Fees A 2% fee is assessed on redemptions of Spectrum International shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares and are paid to the fund. Redemption fees received by Spectrum International are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the fund. Accordingly, redemption fees have no effect on the net assets of Spectrum International.

NOTE 2 - VALUATION

Each fund’s financial instruments are reported at fair value as defined by GAAP. Each fund values its financial instruments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Investments in the underlying Price funds are valued at their closing net asset value per share on the day of valuation. Financial instruments for which these valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the funds’ Board of Directors.

Various inputs are used to determine the value of financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the Spectrum Funds, and unobservable inputs reflect the Spectrum Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. On December 31, 2012, all investments in the underlying Price funds were classified as Level 1, based on the inputs used to determine their values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the year ended December 31, 2012, were as follows:

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Each fund files U.S. federal, state, and local tax returns as required. Each fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the Spectrum Income Fund, reclassifications between income and gain relate primarily to the character of distributions from the underlying Price funds. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character; the reclassifications had no impact on results of operations or net assets:

Distributions during the year ended December 31, 2012, were characterized for tax purposes as follows:

Distributions during the prior year ended December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis costs of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. Each fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after January 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the Spectrum International Fund’s pre-effective capital loss carryforwards could expire unused. During the year ended December 31, 2012, Spectrum Growth Fund utilized $31,387,000 of capital loss carryforwards, Spectrum Income Fund utilized $417,000 of capital loss carryforwards and Spectrum International Fund utilized $646,000 of capital loss carryforwards. As of December 31, 2012, the Spectrum Growth Fund had no available capital loss carryforwards. The Spectrum Income Fund had no available capital loss carryforwards as of December 31, 2012. Additionally, as of December 31, 2012, the Spectrum International Fund had $39,752,000 of available capital loss carryforwards, which expire as follows: $32,560,000 in 2017 and $7,192,000 in 2018.

NOTE 5 - RELATED PARTY TRANSACTIONS

The Spectrum Funds are managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the Spectrum Funds. Certain officers and directors of the Spectrum Funds are also officers and directors of Price Associates and its subsidiaries and of the underlying Price funds.

The Spectrum Funds pay no management fees; however, Price Associates receives management fees from the underlying Price funds. The Spectrum Funds operate in accordance with the investment management and special servicing agreements between and among the corporation, the underlying Price funds and Price Associates. Pursuant to these agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Therefore, each Spectrum Fund operates at a zero expense ratio. However, each Spectrum Fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the Spectrum Funds may represent a significant portion of an underlying Price fund’s net assets. At December 31, 2012, Spectrum Growth and Spectrum International each held less than 25% of the outstanding shares of any underlying Price fund; Spectrum Income held approximately 39% of the outstanding shares of the Corporate Income Fund, 33% of the U.S. Treasury Long-Term Fund, and 32% of the GNMA Fund.

Additionally, Spectrum Income is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Shareholder servicing costs associated with each college savings plan are allocated to Spectrum Income in proportion to the average daily value of its shares owned by the college savings plan and, in turn, are borne by the underlying Price funds in accordance with the terms of the investment management and special servicing agreements. At December 31, 2012, approximately 23% of the outstanding shares of Spectrum Income were held by the college savings plans.

As of December 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 2,061,790 shares of Spectrum Growth, representing 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Spectrum Fund, Inc. and
Shareholders of T. Rowe Price Spectrum Growth Fund, T. Rowe Price
Spectrum Income Fund, and T. Rowe Price Spectrum International Fund.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Spectrum Growth Fund, T. Rowe Price Spectrum Income Fund and T. Rowe Price Spectrum International Fund (the funds comprising T. Rowe Price Spectrum Fund, Inc., hereafter referred to as the “Funds”) at December 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds at December 31, 2012 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

SPECTRUM GROWTH FUND
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $4,977,000 from short-term capital gains,

  $39,815,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $40,113,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $23,822,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $7,917,000 and foreign taxes paid of $1,006,000.

SPECTRUM INCOME FUND
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $11,857,000 from short-term capital gains,

  $10,216,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $20,440,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $20,440,000 of the fund’s income qualifies for the dividends-received deduction.

SPECTRUM INTERNATIONAL FUND
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $734,000 from short-term capital gains.

For taxable non-corporate shareholders, $12,392,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $85,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $6,792,000 and foreign taxes paid of $1,200,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody,	President and Trustee, Salk Institute for Biological Studies (2009
M.D., Ph.D.	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[142]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1999
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company; Vice President, Spectrum Funds

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Spectrum Funds	Principal Occupation(s)

Christopher D. Alderson (1962)	Director and President–International Equity,
Vice President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Kimberly E. DeDominicis (1976)	Vice President, T. Rowe Price, T. Rowe Price Trust
Vice President	Company, and T. Rowe Price International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Guido F. Stubenrauch (1970)	Vice President, T. Rowe Price
Vice President

Mark S. Vaselkiv (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Spectrum Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013